Exhibit 10.1
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NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN
THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON CONVERSION HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
________________________________________________________________________________


                           SOLOMON TECHNOLOGIES, INC.

             [FORM OF] NONNEGOTIABLE 10% CONVERTIBLE PROMISSORY NOTE


                            $___________ Benedict, MD
                                  May 16, 2003


         FOR VALUE RECEIVED, the undersigned, Solomon Technologies, Inc., a Maryland corporation ("Maker"), with its principal place of business at 7375 Benedict Avenue, Benedict, MD, hereby promises to pay to ___________ ("Payee"), residing at _____________ or at such other place as Payee may from time to time designate in writing, the principal sum of ____________ Dollars ($_____) in one installment due on the earlier of (i) the one year anniversary of the date hereof or (ii) one business day after the date on which shares of Maker's common stock, par value $.001 ("Common Stock") first trade on the Over-the-Counter Bulletin Board or other exchange ("Effective Date") (the earlier of either such date being the "Maturity Date"), together with interest from and after the date hereof at the rate of ten percent (10%) per annum computed on the unpaid principal balance on the basis of a 360-day year, subject to the conversion provisions set forth in Section 2 hereof. Interest shall be paid by Maker to Payee on the Maturity Date. By acceptance of this Nonnegotiable 10% Convertible Promissory Note (this "Note"), Payee represents, warrants, covenants and agrees that it will abide by and be bound by its terms.

1. No Prepayment. During the term of this Note, the unpaid principal balance outstanding, plus any accrued interest, under this Note (collectively, the "Balance") may not be prepaid in part or in full by Maker without the prior written consent of Payee.

2. Conversion. All of the Balance (such amount being hereinafter referred to as the "Conversion Amount") shall be converted upon the Effective Date, in the manner and on the terms hereinafter set forth, into that number of registered shares of Common Stock equal to two times the Conversion Amount divided by the first trade price of the Common Stock.

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

3. Conversion Procedures.

         (a) Notice of Conversion. Maker shall cause notice of conversion pursuant to Section 2 above to be mailed to Payee, at Payee's address as specified herein, on the Effective Date. Payee shall surrender this Note to Maker at its address specified in Section 5(b) below as soon as practicable after receipt of the notice of conversion.

         (b) Delivery of Certificates for Shares of Common Stock. As promptly as practicable after the surrender of this Note for conversion, Maker shall deliver or cause to be delivered to Payee, or on Payee's written order, a certificate or certificates for the number of full securities issuable upon conversion of this
Note in accordance with the provisions hereof. The delivery of these certificates shall be accompanied by the registration statement, as defined herein. Such conversion shall be deemed to have been made at the time of the consummation of the transactions contemplated by Section 2 herein (the "Conversion Date"), and Payee shall be deemed to have become the holder of record of the securities represented thereby on the Conversion Date. On the Conversion Date, immediately following the conversion, this Note shall automatically terminate and be of no further force and effect. Maker covenants that all securities which may be issued upon conversion will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free of all taxes, liens and charges caused or created by Maker with respect to the issuance thereof. Maker further covenants that all securities which may be issued upon conversion will have been included in a registration statement filed by Maker with respect to these securities ("Registration Statement") and that the certificate or certificates for such securities will not contain any restrictive legend.

         (c) Delivery of Warrants. As promptly as practicable after the surrender of this Note for conversion, Maker shall deliver or cause to be delivered to Payee, or on Payee's written order, a certificate for that number of common stock purchase warrants ("Warrants"), the form of which is attached hereto, equal to one-fifth the number of shares of Common Stock issued to Payee pursuant to Section 2 above.

         (d) Fractional Securities. No fractional securities shall be issuable upon conversion of this Note, and no payment in cash will be made in respect of any fraction of a security which would otherwise be issuable upon the surrender of this Note for conversion.

         (e) Accrued Interest. Notwithstanding anything in this Note or elsewhere to the contrary, upon the conversion of this Note, the accrued but unpaid interest will be included in the calculation of the number or amount of securities to be received by Payee upon conversion. Upon maturity of this Note on the one year anniversary hereof, if not converted prior thereto, accrued but unpaid interest will be paid in cash to Payee.

4. Presentment. Except as set forth herein, Maker waives presentment, demand and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by Payee without in any way affecting the liability of Maker.

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5. Notices.

         (a) Notices to Payee. Whenever any provision of this Note requires a notice to be given or a request to be made to Payee by Maker, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid to Payee at its address set forth on the first page of this Note or at such other address as Payee may from time to time designate in writing.

         (b) Notices to Maker. Whenever any provision of this Note requires a notice to be given or a request to be made to Maker by Payee, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid to Maker at its address set forth on the first page of this Note or at such other address as Maker may from time to time designate in writing.

6. Events of Default. Each of the following shall constitute an event of default (an "Event of Default") hereunder: (i) the violation by Maker of any covenant or agreement contained in this Note and the continuance of such violation for a period of fifteen (15) days after written notice from Payee to Maker of such failure; (ii) the assignment for the benefit of creditors by Maker; (iii) liquidation, termination of existence, dissolution or insolvency of Maker; (iv) if Maker shall be in default under the terms of any other indebtedness, which default is not cured by Maker within sixty (60) days thereof; (v) the application for the appointment of a receiver or liquidator for Maker or for property of Maker; (vi) the filing of a petition in bankruptcy by or against Maker; (vii) the issuance of an attachment or the entry of a judgment against Maker in excess of $250,000; or (viii) a default by Maker with respect to any other indebtedness due to Payee. Upon the occurrence of any of the foregoing Events of Default, this Note shall be considered to be in default and the entire Balance shall, at the option of Payee, become immediately due and payable in full. Upon the occurrence of an Event of Default which remains uncured as set forth herein and the placement of this Note in the hands of an attorney for collection, Maker agrees to pay reasonable collection costs and expenses, including reasonable attorneys' fees and interest from the date of the Event of Default at the rate of eighteen percent (18%) per annum computed on the unpaid principal balance.

7. Construction; Governing Law. The validity and construction of this Note and all matters pertaining hereto are to be determined in accordance with the laws of the State of Maryland without regard to the conflicts of law principles thereof.

8. Amendments. Neither this Note nor any of its provisions may be changed, waived or modified without the written consent of both Maker and Payee.

9. Successors. This Note shall be a binding obligation of any successor of Maker.


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         IN WITNESS WHEREOF, Maker, by its appropriate officers thereunto duly authorized, has executed this Note and affixed its corporate seal as of this 16th day of May, 2003.


                                        SOLOMON TECHNOLOGIES, INC.


                                        /s/David E. Tether
                                        ----------------------
                                        By: David E. Tether
                                        Its:  Chief Executive Officer


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